OTHER NON-CURRENT LIABILITIES	12 Months Ended
Dec. 31, 2024
Miscellaneous non-current liabilities [abstract]
Other Non-Current Liabilities	Other Non-Current Liabilities

	As at December 31, 2024	As at December 31, 2023
Deposit on Pascua-Lama silver sale agreement	$167	$162
Deposit on Pueblo Viejo gold and silver streaming agreement[1]	408	398
Long-term income tax payable	80	165
GoT shareholder loan	60	82
Pueblo Viejo JV partner shareholder loan	407	383
Provision for offsite remediation	36	34
Other	16	17
	$1,174	$1,241
[1]Revenues of $30 million were recognized in 2024 (2023: $36 million) through the draw-down of our streaming liabilities relating to a contract in place at Pueblo Viejo.

Government of Tanzania Shareholder Loan
On January 24, 2020, Barrick formalized the establishment of a joint venture between Barrick and the Government of Tanzania (“GoT”). Effective January 1, 2020, the GoT received a 16% interest in the shareholder loans owed by Bulyanhulu and Buzwagi, of which $167 million was payable to the GoT. During 2024 and 2023, $nil and $37 million, respectively, was offset against VAT receivables. During 2024, a $22 million reduction in the outstanding balance was recorded against other income as part of the economic benefits sharing under the Twiga partnership.
Pueblo Viejo Shareholder Loan
In November 2020, Pueblo Viejo entered into a $1.3 billion loan facility agreement with its shareholders (the “First PV Shareholder Loan”) to provide long-term financing to expand the mine. The shareholders lend funds pro rata in accordance with their shareholding in Pueblo Viejo. In October 2024, Pueblo Viejo entered into an additional $0.8 billion loan facility agreement with its shareholders (the “Second PV Shareholder Loan”).
The First PV Shareholder Loan is broken up into two facilities: $0.8 billion of funds that could be drawn on a pro rata basis until June 30, 2022 (“Facility I”) and $0.5 billion of funds that can be drawn on a pro rata basis until June 30, 2025 (“Facility II”). During 2022, the drawing period for Facility I was extended to December 31, 2022. Starting in 2023, amortized repayments for Facility I began twice yearly on the scheduled repayment dates, with a final maturity date of February 28, 2032. Amortized repayments for Facility II are due to begin twice yearly on the scheduled repayment dates after June 30, 2025, with a final maturity date of February 28, 2035. The interest rate on drawn amounts is SOFR plus 400 basis points for Facility I and Facility II.
The Second PV Shareholder Loan consists of $0.8 billion of funds that can be drawn on a pro rata basis until June 30, 2029. Amortized repayments for the Second PV Shareholder Loan are due to begin twice yearly on the scheduled repayment dates after June 30, 2029, with a final maturity date of February 15, 2039. The interest rate on drawn amounts is SOFR plus 381 basis points for the Second PV Shareholder Loan.
During 2022, 2021 and 2020, $369 million, $327 million and $104 million, respectively, were drawn on Facility I, fully drawing it down, including $147 million, $131 million and $42 million, respectively, from Barrick’s Pueblo Viejo JV partner. During 2024 and 2023, $80 million and $80 million, respectively, was repaid on Facility I, including $32 million and $32 million, respectively, from Barrick’s Pueblo Viejo JV partner.
During 2024, 2023 and 2022, $100 million, $242 million and $75 million, respectively, were drawn on Facility II, including $40 million, $97 million and $30 million, respectively, from Barrick’s Pueblo Viejo JV partner.
During 2024, $110 million was drawn on the Second PV Shareholder Loan, including $44 million from Barrick’s Pueblo Viejo JV partner.

Pascua-Lama Silver Sale Agreement
Our silver sale agreement with Wheaton requires us to deliver 25% of the life of mine silver production from the Pascua-Lama project once it is constructed and required delivery of 100% of silver production from the Lagunas Norte, Pierina and Veladero mines until March 31, 2018. In return, we were entitled to an upfront cash payment of $625 million payable over three years from the date of the agreement, as well as ongoing payments in cash of the lesser of $3.90 (subject to an annual inflation adjustment of 1 percent starting three years after project completion at Pascua-Lama) and the prevailing market price for each ounce of silver delivered under the agreement. An imputed interest expense was recorded on the liability at the rate implicit in the agreement. The liability plus imputed interest was amortized based on the difference between the effective contract price for silver and the amount of the ongoing cash payment per ounce of silver delivered under the agreement. The completion date guarantee under the silver sale agreement for Pascua-Lama was originally
December 31, 2015 but was subsequently extended to June 30, 2020. Per the terms of the amended silver purchase agreement, if the requirements of the completion guarantee were not satisfied by June 30, 2020, then Wheaton had the right to terminate the agreement within 90 days of that date, in which case, they would have been entitled to the return of the upfront consideration paid less credit for silver delivered up to the date of that event.
Given that, as of September 28, 2020, Wheaton had not exercised its termination right, a residual liability of $253 million remains due on September 1, 2039 (assuming no future deliveries are made). This residual cash liability was remeasured to $148 million as at September 30, 2020, which was the present value of the liability due in 2039 discounted at a rate estimated for comparable liabilities, including Barrick's outstanding debt. The liability had a balance of $167 million as at December 31, 2024 and is measured at amortized cost.

Pueblo Viejo Gold and Silver Streaming Agreement
On September 29, 2015, we closed a gold and silver streaming transaction with Royal Gold, Inc. (“Royal Gold”) for production linked to Barrick’s 60% interest in the Pueblo Viejo mine. Royal Gold made an upfront cash payment of $610 million and will continue to make cash payments for gold and silver delivered under the agreement. The $610 million upfront payment is not repayable and Barrick is obligated to deliver gold and silver based on Pueblo Viejo’s production. We have accounted for the upfront payment as deferred revenue and will recognize it in earnings, along with the ongoing cash payments, as the gold and silver is delivered to Royal Gold. We will also be recording accretion expense on the deferred revenue balance as the time value of the upfront deposit represents a significant financing component of the transaction.
Under the terms of the agreement, Barrick will sell gold and silver to Royal Gold equivalent to:
•7.5% of Barrick’s interest in the gold produced at Pueblo Viejo until 990,000 ounces of gold have been delivered, and 3.75% thereafter. As at December 31, 2024, approximately 369,000 ounces of gold have been delivered.
•75% of Barrick’s interest in the silver produced at Pueblo Viejo until 50 million ounces have been delivered, and 37.5% thereafter. Silver will be delivered based on a fixed recovery rate of 70%. Silver above this recovery rate is not subject to the stream. As at December 31, 2024, approximately 13 million ounces of silver have been delivered.

Barrick will receive ongoing cash payments from Royal Gold equivalent to 30% of the prevailing spot prices for the first 550,000 ounces of gold and 23.1 million ounces of silver delivered. Thereafter payments will double to 60% of prevailing spot prices for each subsequent ounce of gold and silver delivered. Ongoing cash payments to Barrick are tied to prevailing spot prices rather than fixed in advance, maintaining exposure to higher gold and silver prices in the future.